SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2003

                                 GOAMERICA, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-29359                 22-3693371
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)



             433 HACKENSACK AVENUE, HACKENSACK NJ             07601
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (201) 996-1717
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1   Press Release of GoAmerica, Inc. dated November 13, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 13, 2003, GoAmerica, Inc. (the "Company") issued a press release regarding results for the three months ended September 30, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company inasmuch as they disclose historical information regarding the Company's results of operations for the three months ended
September 30, 2003 and the Company's financial condition as of September 30, 2003. In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GOAMERICA, INC.



                                            By: /s/ Daniel R. Luis
                                                -----------------------------
                                                Daniel R. Luis
                                                Chief Executive Officer





Dated: November 19, 2003










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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

99.1          Press Release of GoAmerica, Inc. dated November 13, 2003.










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